BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Morgan Stanley Financials Conference
February 1-2, 2011

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

✓ 21st largest U.S. based publicly traded bank
 holding company by asset size
✓ Total Assets   $23.9B
✓ Loans    $10.6B
✓ Reserve for Loan Losses     2.89%
✓ Deposits    $17.2B
✓ Tangible Common Equity         9.21%
✓ 2010 Net Income   $247MM
✓ Market Cap on 1/26/11  $3.6B
Banking services provided by Bank of Oklahoma, Bank of Texas, Bank of Albuquerque, Bank
of Arkansas, Bank of Arizona, Colorado State Bank and Trust and Bank of Kansas City
BOK Financial at 12/31/10
Strong Markets, Superior Results

BOK FINANCIAL CORPORATION

MSA	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Population Change 2000-2010 (%)	Projected Population Change 2010-2015 (%)	Projected HH Income Change 2010-2015 (%)
Oklahoma	1	91	8,394,499	12.17	54.94	7.81	3.74	13.54
Dallas-Fort Worth-Arlington, TX	8	36	2,388,333	1.59	15.63	26.72	10.08	11.48
Houston-Sugar Land-Baytown, TX	13	15	1,379,125	1.14	9.03	27.60	10.46	14.35
Albuquerque, NM	4	21	1,202,801	9.94	7.87	21.54	10.02	12.20
Denver-Aurora-Broomfield, CO	10	14	1,072,479	2.03	7.02	19.35	7.77	16.33
Phoenix-Mesa-Glendale, AZ	20	4	230,548	0.37	1.51	36.57	11.32	14.50
Kansas City, MO-KS	30	3	214,979	0.51	1.41	11.72	4.53	11.16
Totals (includes other MSAs):		**177**	**15,278,697**					
Weighted Average: MSA						**16.69**	**6.89**	**12.07**
Aggregate: National						**10.59**	**3.85**	**12.39**

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Source: SNL, deposit data as of 6/30/10
Market Growth Opportunity

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Consistent Strategies
Proven to Deliver Solid Results Through All Cycles

▶ Strategic, Long-Term View
 ▶ Utilize a decision making framework based on long-term economic benefit
 ▶ Actively pursue talent acquisition
 ▶ Build the franchise through organic growth and disciplined acquisition strategies
▶ Customer Focus
 ▶ Develop long-term relationships with commercial and retail customers
 ▶ Deliver diverse fee-based services in a personalized responsive manner
 ▶ Offer innovative and value-added products and services
▶ Balance Sheet Management
 ▶ Originate quality loans while maintaining a consistent mix in the portfolio
 ▶ Prudently manage risk and control expenses in relation to revenue growth
 ▶ Remain relatively neutral to interest rate changes

BOK FINANCIAL CORPORATION

In millions
$300
$250
$200
$150
$100
$50
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Net Income
EPS

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Source: SNL Financial
EPS have been restated for stock dividends and for a 2-for-1 split
EPS CAGR: 13%

Earnings History
Outperform Through Economic Cycles

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Net Interest Revenue = 58% of Total Revenue

Other Operating Revenue =
42% of Total Revenue
Deposit Service Charges 8%
Transaction Card                       9%
Brokerage & Trading                                             8%
Mortgage Banking                                             7%
Trust Fees                                            6%
Other                                                                                         4%
Components of 2010 Revenue
Fee Revenue Consistently Exceeds 40% of Total Revenue

BOK FINANCIAL CORPORATION

Peer Comparison

Return on Average Equity
12%
8%
4%
0%
2008
2009
2010

Loans 5 Year CAGR
12%
8%
4%
0%
2008
2009
2010

Net Charge offs in BPs
250
200
150
100
50
0
2008
2009
2010

Deposits 5 Year CAGR
12%
8%
4%
0%
2008
2009
2010

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Note: Peers are defined as 20 US publicly traded banks, 10 immediately larger and 10 immediately smaller as measured by total assets at 12/31/10. Source: SNL Results are preliminary as one peer had not yet reported.
 BOKF
Peer Median

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

2010 Results

BOK FINANCIAL CORPORATION

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.22
$2.27
$2.96
$3.61
2007
2008
2009
2010

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Diluted Earnings Per Share
Record Earnings

▶ Record earnings of $246.8 million or $3.61
 per diluted share, up 23% over 2009
▶ Net interest revenue totaled $709 million,
 down $1.3 million from 2009; Net interest
 margin declined during 2H10 due to a decline
 in the yield on the securities portfolio
▶ Fees and commissions increased $36 million
 over 2009 bolstered by mortgage banking
 revenue and brokerage & trading revenue
▶ Prudent expense management: personnel
 increased 5.6% & non-personnel expenses
 increased 8.1% excluding the change in the
 fair value of the MSR asset
▶ Credit quality continues to improve; net
 charge-offs declined $33 million compared to
 2009; non-accruing loans declined $109
 million or 32%

BOK FINANCIAL CORPORATION

	3Q 2010	4Q 2010
Net Interest Revenue	$ 180.7	$ 163.7
Net Interest Margin	3.50%	3.19%
Other Operating Revenue	$ 137.7	$ 111.9
Other Operating Expense	$ 189.2	$ 203.5
Net Income	$ 64.3	$ 58.8
Loans	$ 10,805.8	$ 10,643.0
Nonperforming Assets	$ 420.9	$ 394.5
Net Charge-offs	$ 20.1	$ 14.2
Combine Reserve for Credit Losses	2.91%	2.89%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
▶ NIM decline primarily due to lower
 securities yield resulting from
 accelerated premium amortization
 and lower reinvestment rates
▶ Loans declined slightly as runoff
 continued to outpace loan demand
▶ Credit quality continued to improve
 and we lowered the provision for
 loan losses for the fifth
 consecutive quarter

Fourth Quarter Financial Results
($ in Millions)

BOK FINANCIAL CORPORATION

	6/30/2010	9/30/2010	12/31/2010
TAX-EQUIVALENT ASSETS YIELDS			
Total securities	3.60%	3.32%	2.73%
Loans	4.83%	4.87%	4.76%
Total tax-equivalent yield on earning assets	4.33%	4.19%	3.84%
COST OF INTEREST-BEARING LIABILITIES			
Total interest-bearing deposits	0.87%	0.85%	0.76%
Funds purchased and other borrowings	0.35%	0.36%	0.39%
Subordinated debt	5.57%	5.64%	5.64%
Total cost of interest-bearing liabilities	0.85%	0.86%	0.81%
Tax-equivalent net interest margin	3.63%	3.50%	3.19%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Select Components of NIM:
Net Interest Margin
Low Rates in 2H10 Pressured NIM

BOK FINANCIAL CORPORATION

Annual Fees and Commissions
$600
$500
$400
$300
$200
$100
$0
millions
2006
2007
2008
2009
2010

Quarterly Revenue Trends ($ in 000s)

	3Q10	4Q10	$ Change
Brokerage & trading	$ 27,072	$ 28,610	$ 1,538
Transaction card	28,852	29,500	648
Trust fees and commissions	16,774	18,145	1,371
Deposit service charges	24,290	23,732	(558)
Mortgage banking	29,236	25,158	(4,078)
Other revenue	10,712	10,830	118
	$ 136,936	$ 135,975	$ (961)

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Other Operating Revenue

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Mortgage
Banking
Among the rules pending are uniform lending and
servicing standards; consumer protection measures; and
several reforms affecting loan originators
Based on the $0.12 cap proposed in December, our
interchange revenue would decline $12MM-$15MM in
2011; rules will go into effect July 21, 2011
There is still no leader of the Bureau of Consumer
Financial Protection; the Bureau will have authority over
banks greater than $10 billion in assets
BOKF will be affected by other aspects of Dodd-Frank
including new capital rules, FDIC revised assessments,
and potentially the swap push-out rules

Consumer
Products
Bank wide revenue initiative in 2010 identified opportunities expected to generate additional revenue to offset the potential reduction from financial reform
Interchange
Other
Revenue At Risk
Financial Reform

BOK FINANCIAL CORPORATION

Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2006
2007
2008
2009
2010
Personnel Expense
Non-personnel Expense
Total Revenue

Quarterly Expense Trends ($ in 000s)

	3Q10	4Q10	$ Change
Personnel	$ 101,216	$ 106,770	$ 5,554
Net occupancy	16,436	16,331	(105)
Data processing	21,601	23,902	2,301
OREO expenses & net losses	7,230	6,966	(264)
Other operating expenses	42,758	49,503	6,745
	$ 189,241	$ 203,472	$ 14,231

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Expense Management

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Loans and Credit Quality

BOK FINANCIAL CORPORATION

Residential Mtge
17%
Energy
16%
Construction &
Land Dev
4%
Healthcare
8%
Retail CRE
4%
Manufacturing
3%
Office CRE
4%
Wholesale/
Retail
9%
Multifamily CRE
3%
Other CRE
6%
Other C&I
5%
Consumer
6%
Services
15%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

 Consistent Portfolio Mix
 C&I  56%
 CRE  21%
 Resi  17%
 Consumer  6%
 Regional Diversity
 OK  46%
 TX  28%
 NM   7%
 CO   7%
 AZ   5%
 KS/MO       4%
 AR   3%
$10.6 Billion Loan Portfolio
Diversified by Sector and Geography

BOK FINANCIAL CORPORATION

$12
$10
$8
$6
$4
$2
$0
Billions
4Q09
1Q10
2Q10
3Q10
4Q10
C&I
CRE
Resi Mtge
Consumer

Millions

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
2010 Average Loan Trends
($305)
($395)
($216)
($110)

($194)
Continued soft loan demand through 4Q
▶ C&I: Declines in energy, services and
 manufacturing; recent growth in
 integrated food service and healthcare
▶ CRE: C&D loans declined $197 million
 in 2010; recent growth in multifamily
▶ Residential Mortgage: Home equity
 loans continue to grow moderately;
 partially offsetting decline in permanent
 mortgage
▶ Consumer: Indirect auto loans
 declined $215 million in 2010 due to
 our decision to exit the LOB in early
 2009

BOK FINANCIAL CORPORATION

Service
2%
Other
1%
Wholesale/
Retail
12%
Manufacturing
2%
Oil & Gas
Producers
83%

- Line utilization at 47% compared to 55-60% historically
- 50-60% loan to value
- 50% of committed production loans secured by oil
- Energy production portfolio has been one of the best performing portfolios for the last 20+ years
- Sensitivity analysis performed for each credit - currently using a base of $55/bbl for oil and $3/mcf for gas - as well as semi-annual stress tests
- Petroleum engineers on staff

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Energy Portfolio
Core Competency
▶ 52% of the energy portfolio is
 attributed to OK, 36% to TX and 12% to
 CO

BOK FINANCIAL CORPORATION

Commercial
Real Estate
3%
Other
7%
Manufacturing
4%
Healthcare
7%
Energy
44%
Wholesale &
retail
11%
Services
24%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Based on committed amounts at 12/31/10

▶ 193 SNCs at 12/31/10 with $3.6
 billion committed and $1.4 billion
 outstanding (13% of loan portfolio)
▶ Committed amounts increased $207
 million during 4Q
▶ 88% of outstanding dollars are
 attributed to relationships in local
 markets
▶ 5 relationships were on non-accrual
 at 12/31 with balances totaling $9.7
 million or 0.7% of total outstanding
 SNCs
Shared National Credit
Relationships

BOK FINANCIAL CORPORATION

$800
$600
$400
$200
$0
Millions
C&D
Retail
Office
Multifamily
Other CRE
2009
2010

KS/MO 1%
AZ 9%
CO 9%
AR 5%
NM 14%
TX 30%
OK 32%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

CRE Portfolio Changes
Reduced C&D Exposure $197MM in 2010

BOK FINANCIAL CORPORATION

Mortgage & Consumer Portfolio Changes

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
Resi Mtge
Home Equity
Indirect Auto
Consumer
2009
2010

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
 Outstanding principal of community development loans sold with recourse declined $42 million during 2010 to $289 million

BOK FINANCIAL CORPORATION

Nonperforming Assets
$500
$400
$300
$200
$100
$0
4Q09
1Q10
2Q10
3Q10
4Q10
Coml
CRE
Res RE
Consumer
Renegotiated Loans
OREO

NPA % Loans + OREO
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2005
2006
2007
2008
2009
2010
1Q10
2Q10
3Q10
4Q10
BOKF
Peer Median

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Source: SNL
Nonperforming Assets ($ in millions)
Reduce Level But Maximize Total Return

BOK FINANCIAL CORPORATION

By Loan Type
Consumer 2%
Wholesale/ Retail 4%
Services 8%
All Other C&I 5%
Residential RE 16%
Other CRE 11%
Office 9%
Multifamily CRE 3%
Construction & Land Dev 42%

By Market
AR 3%
OK 27%
AZ 27%
TX 14%
CO 21%
NM 8%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Nonaccruing Loans

BOK FINANCIAL CORPORATION

Net Charge-Offs

$40
$30
$20
$10
$0
4Q09
1Q10
2Q10
3Q10
4Q10
Coml
CRE
Res RE
Consumer

NCOs % of Loans

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2005
2006
2007
2008
2009
2010
1Q10
2Q10
3Q10
4Q10
BOKF
Peer Median

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
2010 NCOs to Average Loans in Basis Points:
C&I CRE  Resi  Consumer Total Loans
30 238 106 145  95

Net Charge-Offs $ in millions
Consistently Below Peers’ During the Recession

BOK FINANCIAL CORPORATION

Other Real Estate and Other Assets

Equip &
Vehicles
2%
Other
2%
Raw Land
16%
1- 4 Family
Homes
41%
Equity Interest
9%
Developed
CRE
30%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

 $141MM OREO
 AZ  32%
 TX  26%
 OK  18%*
 CO         8%
 NM         6%
 KS/MO   5%
 AR         5%
* Includes $12MM equity interest in post-
bankrupt company
▶ Approx. half of the 1-4 Family
 homes are in Texas and Oklahoma
▶ Generally sell homes within 1 year;
 will reduce listing price (and book
 value) if property is not moving
▶ May retain quality developed CRE
 to maximize return

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Balance Sheet Management

BOK FINANCIAL CORPORATION

Investment Portfolio

Alt-A
2%
Jumbo
5%
Agency
MBS*
40%
Other
2%
Muni
4%
Agency
CMO
47%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
High Quality

▶ No securities backed by sub-prime mortgages, collateralized debt obligations or collateralized commercial real estate loans
▶ At December 31, the estimated duration of the MBS portfolio was 2.2 years; duration would extend to 3.5 years with a 300 basis point increase in rates
* Includes $428 million in securities purchased to hedge the MSR Asset

BOK FINANCIAL CORPORATION

$800
$700
$600
$500
$400
$300
$200
$100
$0
millions
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
BOKF NIR
BOKF NIM
Peer Median NIM

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Net Interest Revenue
Source: SNL data as of 1/27/11. One peer had not yet reported.
▶ BOKF’s ALM philosophy
 produces a more stable
 long term net interest
 margin through varying
 interest rate cycles
▶ Growth in deposits and
 securities has mitigated
 the NIR impact of the
 decline in loans since
 2008

BOK FINANCIAL CORPORATION

10 Year Swap Rate
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1/15/2010
2/15/2010
3/15/2010
4/15/2010
5/15/2010
6/15/2010
7/15/2010
8/15/2010
9/15/2010
10/15/2010
11/15/2010
12/15/2010

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

▶ Low rates during 2H10
 increased prepayment
 speeds on MBS which
 reduced yields through
 purchase premium
 amortization and
 reinvestment rates
▶ Recent 100bp curve
 steepening should support
 a partial recovery of
 security yields and net
 interest margin
Recent NIM Trends

BOK FINANCIAL CORPORATION

NIR Shock Trend: Rates Up 200 BP

10%
5%
0%
-5%
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Interest Rate Risk Position
Portfolio is our Primary Rate Risk Management Instrument

▶ Securities portfolio offsets asset
 sensitive core balance sheet
 ▶ Majority of loans are floating
 ▶ Core deposits provide stable-rate
 funding
 ▶ Securities balance the rate risk
 position
▶ Very low term interest rates in
 early Q4 increased prepayment
 speeds shortening portfolio
 duration
▶ Normal asset duration returning
 with Dec 2010 curve steepening

BOK FINANCIAL CORPORATION

As of Dec 31, 2010 ($M)	Amortized Cost	Par Value	LTD OTTI	OTTI as % of Par	CE* as % of Par	Total Credit Coverage as % of Par
Jumbo						
AAA - AA	133,635	133,822	-	0.0%	11.1%	11.1%
A - BBB	98,012	98,327	-	0.0%	10.1%	10.1%
Below Inv Grade	263,016	273,428	9,883	3.6%	7.9%	11.5%
Alt A						
AAA - AA	14,874	14,884	-	0.0%	13.4%	13.4%
A - BBB	-	-	-	-	-	-
Below Inv Grade	205,458	247,391	41,722	16.9%	7.1%	23.9%
Grand Total PLMBS	**714,996**	**767,852**	**51,605**			

* CE = Credit Enhancement provided by subordinate tranches

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

▶ OTTI expense of $6.3 million in 4Q
 ▶Increased default severity assumptions
 ▶Slowed prepayment speed assumptions with curve steepening
▶ Majority of loss content is in the $205 million of Below Investment Grade
 ALT A portfolio
Other Than Temporary Impairment on
Debt Securities

BOK FINANCIAL CORPORATION

$18
$15
$12
$9
$6
$3
$0
billions
2006
2007
2008
2009
2010
Demand
Interest Bearing Trans
Savings
Time

CO 7%
Other Markets 5%
NM 7%
TX 24%
OK 57%

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

▶ Consumer & Wealth Management account for ~60% of total deposits
▶ #1 market share in OK, #4 in Albuquerque; deposits outside OK have grown at a 9% CAGR over the last 5 years
▶ 62% loan to deposit ratio
25%
54%
20%
Deposits
Dominated by Core Deposit Relationships

BOK FINANCIAL CORPORATION

20%
15%
10%
5%
0%
Tier I
Total
Leverage
TCE/TA
Tier 1 Common
2008
2009
2010

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Regulatory:
Non-GAAP Measures:
Capital
Strong without TARP or Dilutive Stock Issuance

Capital Strength
▶ 12.69% Tier 1
▶ 9.21% TCE
▶ Considerable excess capital
 above proposed Basel III
 thresholds
Capital Deployment
▶ Organic growth
▶ Capacity to fund acquisitions
 without additional debt or equity
▶ Stock repurchases
▶ Dividends

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Looking Ahead

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
2011 Strategic Focus

1. Restore high quality, profitable loan growth
2. Generate additional fee revenue in all markets
3. Control expense growth in relation to revenue growth
4. Seek growth through pro-active approach to traditional bank and fee business acquisitions
5. Maintain positive trends in credit quality
6. Generate revenue to replace the reduction from Financial Reform

BOK FINANCIAL CORPORATION

BOK Financial Corporation - Total Return (%)
BOKF (+27.69%)
S&P 500 (+13.16%)
SNL Mid Cap Bank (-57.18%)
Total Return (%)
40
20
0
-20
-40
-60
-80
Jul 2006
Jan 2007
Jul 2007
Jan 2008
Jul 2008
Jan 2009
Jul 2009
Jan 2010
Jul 2010
Jan 2011
Thousands
1,200
1,000
800
600
400
200
0
BOKF-Vol

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Maintaining Shareholder Value

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.
Q & A

Steven E. Nell, EVP & Chief Financial Officer
Charles E. Cotter, EVP & Chief Credit Officer
Marty Grunst, SVP & Treasurer

BOK Financial Corporation. Member FDIC. Equal Housing Lender.
Services provided by BOKF, NA doing business as Bank of Albuquerque, Bank of Arizona, Bank of Arkansas, Bank of Kansas City, Bank of Oklahoma, Bank of Texas, Colorado State Bank and Trust.

Forward-Looking Statements
This presentation contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”,
“plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK
Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements.
Internal and external factors that might cause such a difference include, but are not limited to, (1) the ability to fully realize expected cost savings from mergers within the expected time frames, (2) the ability of other companies on which BOKF relies to provide goods and services in a timely and accurate manner, (3) changes in interest rates and interest rate relationships, (4) demand for products and services, (5) the degree of competition by traditional and non-traditional competitors, (6) changes in banking regulations, tax laws, prices, levies, and assessments, (7) the impact of technological advances, and (8) trends in customer behavior as well as their ability to repay loans. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.